UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under Rule 14a-12

ITIQUIRA ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ITIQUIRA ACQUISITION CORP.
430 Park Avenue, Suite 202
New York, New York 10022
To the Shareholders of Itiquira Acquisition Corp.:
You are cordially invited to attend the 2022 annual general meeting (the “Annual Meeting”) of Itiquira Acquisition Corp. (the “Company” or “Itiquira”), an exempted company incorporated in the Cayman Islands, to be held on December 15, 2022 at 2:00 p.m. Eastern United States time, at the offices of the Company, located at 430 Park Avenue, Suite 202, New York, New York 10022, to consider and vote upon the following proposals:
1.
An ordinary resolution of the holders of the Class B Ordinary Shares to re-appoint the three (3) Class I directors, Paulo Carvalho de Gouvea, Pedro Chomnalez and Maria Alejandra Herrera, to the Company’s board of directors (the “Board”), with such directors to serve two-year terms until the 2024 annual general meeting (Class B Ordinary Shares Only);

2.
An ordinary resolution to ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the 2022 fiscal year; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD RECOMMENDS THAT YOU VOTE OR GIVE THE INSTRUCTION TO VOTE “FOR” THE APPOINTMENT OF EACH NOMINEE FOR DIRECTOR, AND “FOR” THE RATIFICATION OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.
The Board has fixed the close of business on November 9, 2022 as the record date (the “Record Date”) for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 28,750,000 outstanding ordinary shares of Itiquira, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares, entitled to attend and vote at the Annual Meeting. Prior to the closing of an initial business combination, only holders of our Class B ordinary shares will have the right to vote on the appointment of directors.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to read the proxy statement carefully and to vote your shares. This will assure your representation and a quorum for the transaction of business at the Annual Meeting.
I look forward to seeing you at the Annual Meeting.
By Order of the Board,
/s/ Paulo Carvalho de Gouvea

Paulo Carvalho de Gouvea
Chairman and Chief Executive Officer
This proxy statement is dated November 16, 2022
and is being mailed with the form of proxy on or shortly after November 18, 2022.

IMPORTANT
Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the appointment of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

ITIQUIRA ACQUISITION CORP.
430 Park Avenue, Suite 202
New York, New York 10022
NOTICE OF 2022 ANNUAL GENERAL MEETING
TO BE HELD DECEMBER 15, 2022
To the Shareholders of Itiquira Acquisition Corp.:
You are cordially invited to attend the 2022 annual general meeting (the “Annual Meeting”) of Itiquira Acquisition Corp., a Cayman Islands company (the “Company” or “Itiquira”) that will take place on December 15, 2022 at 2:00 p.m. Eastern United States time, at the offices of the Company, located at 430 Park Avenue, Suite 202, New York, New York 10022, to consider and vote upon the following proposals:
1.
An ordinary resolution of the holders of the Class B Ordinary Shares to re-appoint the three (3) Class I directors, Paulo Carvalho de Gouvea, Pedro Chomnalez and Maria Alejandra Herrera, to the Company’s board of directors (the “Board”), with such directors to serve two-year terms until the 2024 annual general meeting;

2.
An ordinary resolution to ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for 2022; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board has fixed the close of business on November 9, 2022 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 28,750,000 outstanding ordinary shares of Itiquira, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares, entitled to attend and vote at the Annual Meeting. Prior to the closing of an initial business combination, holders of Class A ordinary shares have no right to vote on the appointment of any director.
A list of record shareholders will be available for inspection at our offices, located at located at 430 Park Avenue, Suite 202, New York, New York 10022, for a period of ten (10) days before the Annual Meeting, during ordinary business hours.
The appointment of a director requires the approval of an ordinary resolution of the holders of Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of the holders of a majority of the Class B Ordinary Shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
The ratification of the appointment of Marcum LLP requires the approval of an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
Abstentions and broker non-votes are considered present for the purposes of a quorum but are not counted as votes cast and will therefore have no effect on the outcome of this proposal.
Enclosed is the proxy statement containing detailed information concerning the above referenced proposals to be considered at the Annual Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournment(s) or postponement(s) of the Annual Meeting. The proxy statement is dated November 16, 2022 and is first being mailed to shareholders of the Company on or about November 18, 2022 along with our annual report on Form 10-K for the fiscal year ended December 31, 2021 and proxy card.

Whether or not you plan to attend the Annual Meeting, to ensure that your shares are represented and voted at the Annual Meeting, please complete and return the proxy card mailed to you. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. Please vote as promptly as possible in order to ensure your representation at the Annual Meeting. Submitting your instructions by any of these methods will not affect your right to attend the Annual Meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are hold of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of Itiquira, in writing, prior to the Annual Meeting. Additional instructions for accessing the Annual Meeting and voting and submitting questions are included in the accompanying proxy statement.
Dated: November 16, 2022
/s/ Paulo Carvalho de Gouvea

Paulo Carvalho de Gouvea
Chairman

i

ITIQUIRA ACQUISITION CORP.
430 Park Avenue, Suite 202
New York, New York 10022
PROXY STATEMENT FOR
2022 ANNUAL GENERAL MEETING
TO BE HELD ON DECEMBER 15, 2022
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
This proxy statement and the accompanying form of proxy are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Itiquira Acquisition Corp. (the “Company,” “Itiquira,” “we,” us,” and “our”), for use at the annual general meeting (the “Annual Meeting”), to be held on Thursday, December 15, 2022 at 2:00 p.m. Eastern United States time, or at any adjournment(s) or postponement(s) thereof, to be held at the offices of the Company, located at 430 Park Avenue, Suite 202, New York, New York 10022. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card are first being sent to the Company’s shareholders entitled to vote at the Annual Meeting on or about November 18, 2022.
What is included in these materials?
These materials include:
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This proxy statement for the Annual Meeting; and

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The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2022.

What is being voted on?
Shareholders will be asked to consider the following proposals at the Annual Meeting:
1.
An ordinary resolution of the holders of the Class B Ordinary Shares to re-appoint the three (3) Class I directors, Paulo Carvalho de Gouvea, Pedro Chomnalez and Maria Alejandra Herrera, to the Board, with such directors to serve two-year terms until the 2024 annual general meeting;

2.
An ordinary resolution to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2022; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

How does the Board of Directors recommend I vote?
Our Board unanimously recommends that all shareholders vote or give instruction to vote “FOR” the appointment of each nominee for director, and “FOR” the ratification of Marcum LLP as the Company’s independent registered public accounting firm for 2022.
Who may vote at the Annual Meeting?
The Board has fixed the close of business on November 9, 2022 as the record date (the “Record Date”) for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

As of the Record Date, there were 28,750,000 outstanding ordinary shares of Itiquira, consisting of 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares, entitled to attend and vote at the Annual Meeting.
Prior to the closing of an initial business combination, only holders of our Class B ordinary shares will have the right to vote on the appointment of directors.
How many votes must be present to hold the Annual Meeting?
Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy, or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 15, 2022, there were 28,750,000 ordinary shares outstanding and entitled to vote. In order for us to conduct the Annual Meeting, the holders of a majority of our shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 14,375,001 ordinary shares must be present at the Annual Meeting to constitute a quorum.
How many votes do I have?
You are entitled to cast one vote at the Annual Meeting for each share you held as of the Record Date. Prior to the closing of an initial business combination, holders of Class A ordinary shares have no right to vote on the appointment of any director.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.
What is the proxy card?
The proxy card enables you to appoint the representatives named on the card to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date, in case your plans change.
If I am a shareholder of record of the Company’s shares, how do I vote?
There are two ways to vote:
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In person.   If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

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By Mail.   You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?
There are three ways to vote:
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In person.   If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

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By mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

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By telephone or over the Internet.   You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

How do the Company’s insiders intend to vote their shares?
All of the Company’s directors, executive officers and their affiliates as well as other inside shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the proposals set forth herein. On the Record Date, these shareholders beneficially owned and were entitled to vote 7,750,000 of the Company’s shares, representing approximately 27.0% of the Company’s outstanding shares.
What vote is required to appoint directors?
The appointment of a director requires the approval of an ordinary resolution of the holders of Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of the holders of a majority of the Class B Ordinary Shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes are considered present for the purposes of a quorum but are not counted as votes cast and will therefore have no effect on the outcome of this proposal.
What vote is required to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm?
The ratification of the appointment of Marcum LLP requires the approval of an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes are considered present for the purposes of a quorum but are not counted as votes cast and will therefore have no effect on the outcome of this proposal.
What is the deadline for voting my shares?
If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Annual Meeting, in order for your shares to be voted at the Annual Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares. Proxies and electronic voting must be submitted by 11:59 p.m. (Eastern United States time) on Wednesday, December 14, 2022. Votes may also be cast by record holders during the Annual Meeting.
How do I change my vote?
If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Annual Meeting or by voting in person at the Annual Meeting. Attendance at the Annual Meeting alone will not change your vote.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your ordinary shares will be voted (i) “FOR” the appointment of the directors (in the case of the Class B ordinary shares only) and (ii) “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Where will I be able to find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Annual Meeting.
Who bears the cost of soliciting proxies?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. In addition, we have retained Morrow Sodali LLC to assist in solicitation of proxies for a fee of $12,500, plus customary expenses.
Who are the sponsors of the Company?
References throughout this proxy statement to our “Sponsor” are to Itiquira Partners I, a Cayman Islands exempted company.
Who can help answer my questions?
If you have questions, you may write or call:
Itiquira Acquisition Corp.
430 Park Avenue, Suite 202
New York, New York 10022
Tel: (646) 350-0341
or
Morrow Sodali LLC
333 Ludlow Street,
5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200

PROPOSAL 1 — APPOINTMENT OF CLASS I DIRECTORS
The Company’s board of directors is currently comprised of seven (7) directors. Each director is classified as either a Class I, Class II, or Class III director, appointed to serve a two-year term (except for those directors appointed prior to our first annual general meeting). The Class I directors stand appointed for a term expiring at the Company’s first annual general meeting, the Class II directors stand appointed for a term expiring at the Company’s second annual general meeting and the Class III directors stand appointed for a term expiring at the Company’s third annual general meeting. The Class I directors comprise of Messrs. Paulo Carvalho de Gouvea, Pedro Chomnalez, and Maria Alejandra Herrera. Claudio Eugênio Stiller Galeazzi and Marcelo Maisonnave are Class II directors while the Class III directors are comprised of Woods Staton and Thor Björgólfsson.
Under the Amended and Restated Memorandum and Articles of Association of the Company, the Class I directors are up for re-appointment at the Annual Meeting. At the Annual Meeting therefore, the shareholders are being asked to re-appoint each of Paulo Carvalho de Gouvea, Pedro Chomnalez and Maria Alejandra Herrera to our board of directors to serve as directors until the 2024 annual general meeting.
Subsequent to shareholder approval of this proposal, the Board will have a total of seven (7) members as follows:
Name	Term	Position
Paulo Carvalho de Gouvea	2 year term to 2024	Chief Executive Officer and Chairman
Pedro Chomnalez	2 year term to 2024	Co-Chief Investment Officer and Director
Maria Alejandra Herrera	2 year term to 2024	Co-Chief Investment Officer and Director
Claudio Eugênio Stiller Galeazzi	Term expires at the 2023 annual general meeting	Director
Marcelo Maisonnave	Term expires at the 2023 annual general meeting	Director
Woods Staton	Term expires at the 2024 annual general meeting	Director
Thor Björgólfsson	Term expires at the 2024 annual general meeting	Director
The following biographical information is furnished as to each nominee for appointment as a director:
Paulo Carvalho de Gouvea, CEO and Chairman
Paulo Carvalho de Gouvea, age 47, has served as our Chairman and Chief Executive Officer since February 3, 2021. Since September 2015, Mr. de Gouvea has been a founding Managing Partner of Ygeia Capital Gestão de Recursos Ltda. (“Ygeia Capital”), a private equity company in Brazil, targeting acquisitions of healthcare companies in Brazil. From 2016 to 2020, he served as a member of the board of directors of Grupo RPH, a portfolio company of Ygeia Capital and a leading nuclear medicine company in Brazil, and from 2016 to October 2020, he served as chairman of the board of directors of Ygeia Saúde Participações S.A. and Ygeia Medical Participações S.A., Ygeia Capital’s investment vehicles of its healthcare investments. From August 2011 to June 2015, Mr. de Gouvea was both a senior partner and a member of the board of directors at XP Investimentos Corretora de Cambio, Titulos e Valores Mobiliarios S.A. (“XP Investimentos”), Brazil’s largest independent broker-dealer firm, where he was head of the Investment Banking and Private Equity divisions. Prior to XP Investimentos, from September 1997 to January 2011, he served in many legal and financial roles, including head of corporate finance at Grupo EBX, a former infrastructure, energy and natural resources conglomerate in Brazil, where he was responsible for mergers and acquisitions, private equity, equity capital markets and investor relations. Mr. de Gouvea holds an LLB from Universidade Federal do Rio de Janeiro.

Due to his extensive private equity and investment experience, having served as a director in companies with shares listed on the Brazilian and Canadian exchanges, we believe Mr. de Gouvea is well qualified to serve as a member of our board of directors.
Pedro Chomnalez, Co-Chief Investment Officer and Director
Pedro Chomnalez, age 58, has served as a member of our board of directors since February 3, 2021. Since 2014, Mr. Chomnalez has been a Founding Partner and a Principal at CH Global Capital. Prior to founding CH Global Capital, Mr. Chomnalez served in several leadership positions at Credit Suisse. In addition to his role as Head of Credit Suisse Latin America Investment Banking from 2004 to 2013, he was the Co-Head of the Credit Suisse Emerging Markets Council from 2010 to 2013. Before that, Mr. Chomnalez was responsible for the Credit Suisse Latin America M&A Group from 2001 to 2004. Prior to that, Mr. Chomnalez served as a director of the Credit Suisse International Private Equity Fund focusing on investments in Brazil, Argentina, Poland and the United Kingdom in the technology, consumer, industrials and media and entertainment sectors. Prior to Credit Suisse, Mr. Chomnalez was an investment banker at Lehman Brothers, a former global financial services firm, from 1991 to 1999 in the industrials, emerging markets and equity capital markets groups. From March 2016 to January 2018, he was a member of the board of directors of Telecom Argentina, and also a member of its audit committee. Mr. Chomnalez has an MBA from INSEAD and a MS in Economics and BS in Econometrics from the Université Paris II Pantheon-Assas.
Due to his extensive investment banking, financial advisory and asset management experience, we believe Mr. Chomnalez is well qualified to serve as a member of our board of directors.
Maria Alejandra Herrera, Co-Chief Investment Officer and Director
Maria Alejandra Herrera, age 58, has served as a member of our board of directors since our inception. Since 2014, Ms. Herrera has been a principal and founding partner at CH Global Capital Management, LLC (formerly known as CH EM Holdings, LLC) in New York, serving as Chief Investment Officer and Chief Compliance Officer since 2016 and focusing on investment advisory and asset management. Since 2017, Ms. Herrera has also served on the advisory board of Princeville Capital, an investment firm focused on backing rapidly growing technology-related private companies around the world. Prior to CH Global Capital, Ms. Herrera was a director in the technology, media & telecom and Latin America investment banking groups at BofA Securities from 1996 to 2002. She began her investment banking career at Lehman Brothers from 1992 to 1996. Ms. Herrera holds an MS in Industrial Engineering from the School of Engineering of the University of Buenos Aires, an MBA from the Wharton School of the University of Pennsylvania and a MA in International Studies from the Lauder Institute of the University of Pennsylvania.
Due to her extensive investment banking, financial advisory and asset management experience, we believe Ms. Herrera is well qualified to serve as a member of our board of directors.
Required Vote
Each of Messrs. Paulo Carvalho de Gouvea and Pedro Chomnalez, and Ms. Maria Alejandra Herrera shall be re-appointed to the board of directors of the Company as directors until the 2024 annual general meeting if the proposal to re-appoint that person is approved by an ordinary resolution of the holders of Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of the holders of a majority of the Class B Ordinary Shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
Full Text of the Resolution to be voted upon
“RESOLVED, as an ordinary resolution of the holders of Class B Ordinary Shares, that each of Messrs. Paulo Carvalho de Gouvea and Pedro Chomnalez, and Ms. Maria Alejandra Herrera be re-appointed as a director of the Company to hold office as a director until the 2024 annual general meeting in accordance with the amended and restated memorandum and articles of association.”
Recommendation of the Board
The Board recommends that you vote “FOR” the re-appointment of the persons named above.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
We are asking our shareholders to ratify the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for 2022. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm, our Audit Committee intends to reconsider the selection of Marcum as our independent registered public accounting firm.
The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2021 and for the period from February 17, 2020 (inception) through December 31, 2020, including services in connection with our initial public offering totaled $55,620 and $18,025, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Auditor Representatives at Annual Meeting
We expect that representatives of Marcum will not be present at the Annual Meeting.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.
Required Vote
The proposal to ratify the appointment of Marcum requires the approval of an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
Full Text of the Resolution to be voted upon
“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2022 be confirmed, ratified and approved in all respects.”
Recommendation
The Board recommends that you vote “FOR” the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for 2022.

CORPORATE GOVERNANCE
Meetings of the Board of Directors; Independence and Committees
During the fiscal year ended December 31, 2021, the Board met on five (5) occasions and acted on unanimous written consent on one (1) occasion. During 2021, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member, except that Mr. Björgólfsson attended less than 75% of the total aggregate number of meetings of the Board and of the committees on which he served during such period.
The listing rules established by the Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of the members of a listed company’s Board of Directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board of Director’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating and Corporate Governance Committee annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating and Corporate Governance Committee reports its findings to the full Board. Based on such report, the board of directors has determined that Mr. Galeazzi, Mr. Maisonnave, Mr. Björgólfsson and Mr. Staton are independent directors under applicable SEC and Nasdaq rules.
The Board of Directors will maintain three (3) committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee. All of the members of our Audit, Nominating and Corporate Governance, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.
For the fiscal year ended December 31, 2021, a general description of the duties of the committees, their members and number of times each committee met were as follows:
Audit Committee.   The charter governing the activities of the Audit Committee may be viewed online on our website at: www.itiquiracorp.com. Pursuant to its charter, our Audit Committee is responsible for: (i) assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence and (4) the performance of our internal audit function and independent auditor; (ii) the appointment, compensation, retention, replacement and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us; (iii) pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us and establishing pre-approval policies and procedures; and (iv reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence. At the end of the 2021 fiscal year, the members of our Audit Committee were, and currently are Mr. Staton, Mr. Galeazzi and Mr. Björgólfsson. Mr. Staton is designated as our Audit Committee Financial Expert. During the 2021 fiscal year, and presently, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2021, the Audit Committee met on three (3) occasions.
Report of the Audit Committee of the Board
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Marcum LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit

Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Woods Staton (Chair)
Claudio Eugênio Stiller Galeazzi
Thor Björgólfsson
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Nominating and Corporate Governance Committee.   The charter governing the activities of the Nominating and Corporate Governance Committee may be viewed online on our website at: www.itiquiracorp.com. Pursuant to its charter, the Nominating and Corporate Governance Committee’s tasks include identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the board of directors developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines; coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary. The charter also provides that the Nominating and Corporate Governance Committee may, in their sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms. The members of the Nominating and Corporate Governance Committee as of the end of the 2021 fiscal year were, and currently are, Mr. Galeazzi, Mr. Maisonnave and Mr. Staton, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2021, the Nominating and Corporate Governance Committee did not meet.
Compensation Committee.   The charter governing the activities of the Compensation Committee may be viewed online on our website at: www.itiquiracorp.com. The Compensation Committee reviews and makes recommendations to our board of directors with respect to the compensation and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers, including executive compensation policies and plans; assists management in complying with our proxy statement and annual report disclosure requirements; approves all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees; produces a report on executive compensation to be included in our annual proxy statement; and reviews, evaluates and recommends changes, if appropriate, to the remuneration for directors. The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. As of the end of the 2021 fiscal year, the members of the Compensation Committee were, and currently are Mr. Galeazzi, Mr. Maisonnave and Mr. Björgólfsson, with Mr. Maisonnave serving as chair. At all times members of the Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2021, the Compensation Committee did not meet.
Procedure to be Followed by Shareholders in Submitting Proposals
Any shareholder who desires the Nominating Committee to consider one or more candidates for nomination as a director should, deliver notice to our principal executive offices not less than 120 calendar days, prior to the anniversary date of the immediately preceding annual general meeting; provided, however, that, in the event that an annual general meeting was not held in the previous year or the date of the annual general meeting is advanced more than 30 days prior to or delayed (other than as a result of an adjournment or postponement) by more than 30 days after the anniversary of the preceding year’s annual general meeting, the board of directors will set a deadline for a reasonable time before we begin to print and send proxy materials.
Directors and Executive Officers
Our current directors, officers and director nominees are listed below.
Name	Age	Position
Paulo Carvalho de Gouvea	47	Chairman and Chief Executive Officer
Marcus Leonardo Silberman	60	Chief Financial Officer
Pedro Chomnalez	58	Co-Chief Investment Officer and Director
Maria Alejandra Herrera	58	Co-Chief Investment Officer and Director
Gabriela Yu	38	Treasurer, Controller and Investor Relations Officer
Tainah Salles	35	Vice President of Corporate Finance
Woods Staton	73	Director
Claudio Eugênio Stiller Galeazzi	82	Director
Marcelo Maisonnave	47	Director
Thor Björgólfsson	55	Director
The following biographical information is furnished as to the rest of the Board who are not up for re-appointment at the Annual Meeting (information pertaining to each nominee up for re-appointment as a director can be found under “Proposal 1 — Appointment of Class I Directors”):
Marcus Leonardo Silberman, age 60, has served as our Chief Financial Officer since our inception. Mr. Silberman is a principal at CH Global Capital, based in São Paulo, focused on strategic advice and capital solutions. Prior to joining CH Global Capital, from September 2014 to March 2019, he served as co-head of Latin America M&A at BofA Securities, a multinational investment bank of Bank of America, focused on Brazil. Prior to that, he was co-head of Emerging Markets M&A and a member of the Global Advisory Investment Banking Committee of Credit Suisse, a multinational investment bank and financial services company, where he worked from January 1998 until June 2014. Mr. Silberman holds a PhD in Finance from the Marshall School of Business at the University of Southern California, an MSc in Industrial Engineering from Pontifícia Universidade Católica do Rio de Janeiro and a BS in Industrial Engineering from Universidad Federal do Rio de Janeiro.
Gabriela Yu, age 38, has served as our Treasurer, Controller and Investor Relations Officer since our inception. Since 2019, Ms. Yu has been a Managing Director at CH Global Capital Management, LLC, based in New York, where she has been primarily focused on the evaluation and due diligence of private equity, direct and fund investments. Prior to CH Global Capital, from 2018 to 2019, Ms. Yu was a Director at Sophia Capital, a private investment firm based in Buenos Aires, where she led execution and origination efforts for alternative investment opportunities. Prior to Sophia Capital, from 2007 to 2018, Ms. Yu worked for over a decade in Credit Suisse’s Investment Banking and Equity Capital Markets units, covering the Latin American region, based in New York and Buenos Aires. Ms. Yu holds a MS in Finance and a BS in Business Administration from Universidad de San Andrés.
Tainah Salles, age 35, has served as our Vice President of Corporate Finance since our inception. From 2016 to 2019, Ms. Salles was a partner at Ygeia Capital, serving as compliance director from 2018 to 2019. From 2013 to 2016, she was a partner at XP Gestão de Recursos Ltda., the asset management arm of XP Investimentos, focusing primarily on fixed income portfolio management and pension fund investor relations. Ms. Salles began her banking career at HSBC Private Bank, from 2009 to 2013, working in the New York, Geneva, Singapore and London offices, where she was an investment advisor to clients of HSBC’s wealth management business. Ms. Salles holds a BS in Economics from the Wharton School of the University of Pennsylvania, with a concentration in finance and operation and information management.

Woods Staton, age 73, agreed to serve on our board of directors and is the Executive Chairman of Arcos Dorados (NYSE: ARCO), a position he has held since 2007. In addition, he also served as Chief Executive Officer of Arcos Dorados from 2007 through October 2015. As McDonald’s joint venture partner, Mr. Staton opened the first McDonald’s restaurant in Argentina in 1986 and later served as President of McDonald’s South Latin American Division. He founded Arcos Dorados in 2007 when he led a consortium of investors in the purchase of McDonald’s operations in Latin America. Mr. Staton is co-founder of Endeavor Argentina, an organization for promoting entrepreneurship. He is a member of the Latin America Advisory Board of Harvard Business School and is also a Board Member of the IMD Foundation in Lausanne, Switzerland. In addition, he serves as Chair of the Advisory Board of the Latin American Program at the Woodrow Wilson International Center for Scholars and is also on the Chairman’s International Advisory Council of the Americas Society/Council of the Americas. Mr. Staton holds an MBA from the International Institute for Management Development (IMD) in Switzerland and a Bachelor’s degree in economics from Emory University in Atlanta.
Claudio Eugênio Stiller Galeazzi, age 82, agreed to serve on our board of directors and is currently an independent board member of Itiquira Corp, as well as a member of the audit committee. He has acted as CEO of several Brazilian companies such as BRF S.A., Grupo Pão de Açúcar, Lojas Americanas, Cecrisa, Vila Romana, Artex and Mococa. Mr. Galeazzi was also chairman of the board of SESI (National Council of Social Service for Industry), director of FIESP (Federation of Industries of the State of Sao Paulo), board member of IEL (Euvaldo Lodi Institute), vice president of ANFAC (National Association of Factoring) and director of MAM SP (Museum of Modern Art of Sao Paulo). In addition, he was managing director of the Brazilian and Argentine subsidiaries of Drew Chemical Corp., president of Cesbra and John Sommers (a joint venture between British Petroleum and Brascan) and vice president of British Petroleum Mining in Brazil. Mr. Galeazzi currently works as a consultant at Galeazzi & Associados, which he founded, and is a board member of Banco BTG Pactual Bank, where he is also a member of the audit and compliance committees.
Marcelo Maisonnave, age 47, agreed to serve on our board of directors and is currently independent board member of Itiquira Corp. Mr. Maisonnave is a Brazilian entrepreneur that co-founded XP Investimentos, now XP Inc (NASDAQ: XP), in 2003, where he spent 13 years leading different parts of the business, including spearheading the education and securities areas of the company. In parallel, from 2010 to 2014, he was a member of the board of directors of ANCORD, the Brazilian National Association of Brokers and Distributors of Securities, Foreign Exchange and Commodities. Since 2016, Mr. Maisonnave has been dedicated to the fintech startups he co-founded in investment platforms, credit, payments and education sectors. Notably, he is co-founder and investor at StartSe, a major start-up ecosystem in Brazil, and Warren, a digital low-fee investment platform. Mr. Maisonnave is also an investor at Vortx, FitBank, Monkey Exchange and Conta Simples, and serves as a director of Warren Brasil CTVM SA and Vortx. He has a Bachelor’s degree in economics from the Pontifícia Universidade Católica do Rio Grande do Sul (PUC-RS), a Master’s degree in Business Administration from Fundação Getúlio Vargas (FGV) and a capital markets specialization from the University of California.
Thor Björgólfsson, age 55, agreed to serve on our board of directors and is one of the pre-eminent investors in the global TMT industry and Iceland’s first billionaire, as recognized by Forbes in 2007. Mr. Björgólfsson is currently the chairman and a founding partner of Novator Partners LLP (which he founded in 2004) and Novator Capital Advisors LLP (which he founded in 2020). Novator focuses on investments in telecommunications and technology businesses in Europe and emerging markets. Mr. Björgólfsson and Novator have invested in, operated and transformed telecommunications operators in Poland and Chile, and currently maintain controlling stakes in two leading telecommunications operators in Latin America alongside shareholdings in companies including WOM in Chile, computer games company CCP, data center Verne Global Ltd. and pharmaceutical company Xantis Pharma AG. Mr. Björgólfsson experienced his first significant liquidity event with Bravo Brewery International Ltd. in St. Petersburg, Russia, selling it to Heineken N.V. in 2002. Over the ensuing years, he invested in telecommunications, mostly in Eastern Europe, built up generic drug company Actavis plc (now Allergan plc), and became a significant investor in one of Iceland’s largest banks, Landsbanki hf. Mr. Björgólfsson currently serves as a director for The Lost Explorer Limited and Thunder Productions Limited. Mr. Björgólfsson graduated from New York University’s Stern School of Business with a degree in finance in 1991 and has served on the school’s board of overseers for the past eight years.

Terms of Office of Officers and Directors
Our board of directors consists of seven members. The Board is divided into three classes with only one class of directors being appointed in each year and each (except for those directors appointed prior to our first annual general meeting) serving a two-year term. The term of office of the first class of directors will expire at our first annual general meeting, the term of office of the second class of directors will expire at our second annual general meeting and the term office of the third class of directors will expire at our third annual general meeting. We may not hold an annual general meeting until after we consummate our initial business combination (unless required by Nasdaq). Subject to any other special rights applicable to the shareholders, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our ordinary shares (or, prior to our initial business combination, holders of our founder shares).
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provides that our officers may consist of a Chairman, a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the board of directors.
Director Independence
The Nasdaq listing standards require that a majority of our board of directors be independent within one year of our initial public offering. An “independent director” is defined generally as a person that, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have four “independent directors” as defined in Nasdaq rules and applicable SEC rules prior to completion of our initial public offering. Our board has determined that each of Mr. Galeazzi, Mr. Maisonnave, Mr. Björgólfsson and Mr. Staton are independent directors under applicable SEC and Nasdaq rules. These independent directors will have regularly scheduled meetings at which only independent directors are present.
Leadership Structure and Risk Oversight
The Board’s oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.
Director Nominations
As stated above in this proxy statement, we have established a standing nominating and corporate governance committee. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the establishment of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Claudio Eugênio Stiller Galeazzi, Marcelo Maisonnave and Woods Staton. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent.
The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for re-appointment at the next annual general meeting (or, if applicable, an extraordinary general meeting). Our shareholders that wish to nominate a director for re-appointment to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.
Code of Ethics
We adopted a Code of Ethics applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. A copy of the Code of Ethics will be provided without charge upon request from us, and is posted on our website. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. You will be able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.
Director and Officer Compensation
During 2021 and 2020, none of our executive officers or directors have received any compensation for services rendered to us except our independent directors, who each received 30,000 founder shares in January 2021 in connection with our initial public offering. Other than the aggregate 120,000 founder shares transferred to our independent directors, no compensation of any kind, including finders or other similar fees, will be paid to any of our Sponsor, Chief Executive Officer, Chief Financial Officer and directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses.
After completion of our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.
Since our incorporation, we have not granted any share options or share appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Employment Agreements
We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with our directors.
Retirement/Resignation Plans
We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership based on 28,750,000 shares of our ordinary shares outstanding as of November 15, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our officers and directors; and

•
all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any ordinary shares issuable upon exercise of warrants as such securities are not exercisable or convertible within 60 days. Information based on 28,750,000 ordinary shares outstanding as of November 15, 2022, of which 23,000,000 were Class A ordinary shares and 5,750,000 were Class B ordinary shares.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
Directors and Executive Officers(1)
Paulo Carvalho de Gouvea(3)	—	*
Marcus Leonardo Silberman(3)	—	*
Pedro Chomnalez(3)	—	*
Maria Alejandra Herrera(3)	—	*
Gabriela Yu(3)	—	*
Tainah Salles Mendes(3)	—	*
Claudio Eugênio Stiller Galeazzi(2)	30,000	*
Marcelo Maisonnave(2)	30,000	*
Thor Björgólfsson(2)	30,000	*
Woods Staton(2)	30,000	*
Itiquira Partners I(2)	5,630,000	19.6%
All directors and officers as a group (ten individuals)(2)	120,000	*
5% or Greater Beneficial Owners
SPX Equities Gestao de Recursos Ltda.(4)	2,000,000	7.0%
Sculptor Capital LP(5)	1,446,932	5.0%

*
Less than one percent

(1)
Unless otherwise indicated, the business address of each of the individuals is 430 Park Avenue, Suite 202, New York, New York 10022.

(2)
Interests shown consist solely of founder shares, classified as Class B. Such shares will automatically convert into Class A ordinary shares on the first business day following our initial business combination on a one-for-one basis, subject to adjustment.

(3)
Does not include any shares held by Itiquira Partners I, of which this person is a director.

(4)
The business address of this entity is Rua Humaita, 275, 6 floor, Humaita, CEP 22261-005, Rio de Janeiro, RJ, Brazil. Information derived from a Schedule 13G filed on February 11, 2021 by SPX Equities Gestao de Recursos Ltda.

(5)
Information was derived from a Schedule 13G/A filed on February 14, 2022 by Sculptor Capital LP (“Sculptor”) on its own and on behalf of Sculptor Capital II LP (“Sculptor-II”), Sculptor Capital

Holding Corporation (“SCHC”), Sculptor Capital Holding II LLC (“SCHC-II”), Sculptor Capital Management, Inc. (“SCU”), Sculptor Master Fund, Ltd. (“SCMF”), Sculptor Enhanced Master Fund, Ltd. (“SCEN”), Sculptor Special Funding, LP (“NRMD”), Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) and Sculptor SC II LP (“NJGC”) (collectively, the “Reporting Persons”), with respect to an aggregate of 1,446,932 the Company’s Class A ordinary shares (as a result of holding 1,446,932 of the Company’s units). Sculptor and Sculptor-II serve as the principal investment managers to a number of private funds and discretionary accounts (the “Accounts”) and thus may be deemed beneficial owners of the ordinary shares in the Accounts managed by Sculptor and Sculptor-II. SCHC-II serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. SCHC serves as the sole general partner of Sculptor. As such, SCHC and SCHC-II may be deemed to control Sculptor as well as Sculptor-II and, therefore, may be deemed to be the beneficial owners of the ordinary shares. SCU is the sole shareholder of SCHC, and may be deemed a beneficial owner of the ordinary shares. The address of the principal business office of Sculptor, Sculptor-II, SCHC, SCHC-II, NJGC and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the principal business office of SCMF, SCEN, SCCO, and NRMD is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way — Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman.
Our initial shareholders beneficially own 20.0% of the then issued and outstanding ordinary shares and have the right to appoint all of our directors prior to our initial business combination. Holders of our public shares will not have the right to appoint any directors to our board of directors prior to our initial business combination. Because of this ownership block, our initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions including our initial business combination.
If we do not complete our initial business combination by February 8, 2023 or during any shareholder-approved extension period, the private placement warrants will expire worthless. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, that the Company shall provide at least twenty (20) days prior written notice of any such extension to Registered Holders of the Warrants and, provided further that any such extension shall be identical in duration among all the Warrants. The private placement warrants are subject to the transfer restrictions. The private placement warrants will not be redeemable by us so long as they are held by the sponsor and independent directors or their permitted transferees. Our sponsor and independent directors, or their permitted transferees, have the option to exercise the private placement warrants on a cashless basis. If the private placement warrants are held by holders other than the sponsors and independent directors or their permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in the Initial Public Offering. Otherwise, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the Initial Public Offering.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In February 2020, our sponsor purchased 5,750,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.004 per share. On January 26, 2021, our sponsor transferred 30,000 founder shares to each of our independent director nominees for their service as independent directors at a purchase price of $0.004 per share. Our initial shareholders collectively own 20% of our issued and outstanding shares. Prior to the initial investment in our company of $25,000 by our sponsor, we had no assets, tangible or intangible. The per-share price of the founder shares was determined by dividing the amount contributed to us by the number of founder shares issued.
Our sponsor purchased 6,600,000 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant ($6,600,000), in private placements that closed simultaneously with the closing of the initial public offering. The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination.
We entered into an Administrative Services Agreement pursuant to which we pay an affiliate of our sponsor up to $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying any of these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 24 months, our sponsor will be paid an aggregate of up to $240,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.
We may pay salaries or consulting fees to our sponsor, officers, directors or their affiliates. We may also pay success fees to such individuals upon consummation of our initial business combination.
Other than the monthly administrative fees and salaries, consulting fees or success fees described above, no compensation of any kind, including finder’s fees, will be paid by us to our sponsor, CEO, CFO and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
Our sponsor previously loaned to us approximately $300,000. These loans were non-interest bearing, unsecured and were due at the earliest of June 30, 2021 or the closing of the initial public offering. The loans were repaid upon the closing of the initial public offering.
On July 14, 2022, our Sponsor, loaned an additional $380,000 to the Company. The loan was evidenced by a promissory note which is non-interest bearing, nonconvertible, and payable upon the consummation of the Company’s initial merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities. If an initial merger, share exchange, asset acquisition or other similar business combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to the Sponsor outside of the Trust Account.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. Any such loans may be repaid only from funds held outside the trust account or from funds released to us upon completion of our initial business combination. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our sponsor. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

OTHER MATTERS
Submission of Shareholder Proposals for the 2023 Annual General Meeting
If you are a shareholder and you want to bring business before, or to nominate candidates for appointment as directors at the annual general meeting, you must deliver notice to Itiquira’s principal executive offices not less than 120 calendar days before the date of Itiquira’s proxy statement was released to Members in connection with the previous year’s annual general meeting or, if Itiquira did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline will be set by the Board with such deadline being a reasonable time before Itiquira begins to print and send its related proxy materials. Accordingly, for our 2023 annual general meeting, notice of a proposal or nomination must be delivered to Itiquira no later than August 25, 2023.
Delivery of Documents to Shareholders
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
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If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 430 Park Avenue, Suite 202, New York, New York 10022 to inform us of his or her request; or

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If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact us by telephone or in writing:
Itiquira Acquisition Corp.
430 Park Avenue, Suite 202
New York, New York 10022
Tel: (646) 350-0341
or
Morrow Sodali LLC
333 Ludlow Street,
5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailYour Internet vote authorizes the named proxies ITIQUIRA ACQUISITION CORP. to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 14, 2022.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. 1.An ordinary resolution of the holders of the Class B Ordinary Shares tore-appoint the three (3) Class I directors, Paulo Carvalho de Gouvea, Pedro Chom- nalez and Maria Alejandra Herrera, to the Itiquira Acquisition Corp. (the “Company”) board of directors (the “Board”), with such directors to serve two-year terms until the 2024 annual general meeting (Class B Ordinary Shares Only); and2.An ordinary resolution to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN CONTROL NUMBERSignature Signature, if held jointly Date 2022.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 15, 2022 PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSITIQUIRA ACQUISITION CORP. The undersigned appoints Paulo Carvalho de Gouvea and Marcus Leonardo Silberman, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Itiquira Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on November 9, 2022 at the Annual Meeting of Itiquira Acquisition Corp. (the “Company”).THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on the other side)